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                                                                    Exhibit 23

               Consent of Independent Public Accountants

         As independent public accountants, we hereby consent to the incorporation by reference in FedEx Corporation's previously filed Form S-3 Registration Statement No. 333-74701 and Form S-8 Registration Statement Nos. 333-45037, 333-71065 and 333-34934 of our reports dated June 27, 2000, included in FedEx Corporation's Form 10-K for the year ended May 31, 2000.

                                             /s/ ARTHUR  ANDERSEN LLP
                                             -------------------------
                                                 ARTHUR ANDERSEN LLP

Memphis, Tennessee
July 31, 2000